UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 18, 2019

 METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)
212-578-9500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At MetLife, Inc.'s (the "Company's") annual meeting of common shareholders on June 18, 2019, the shareholders:

•	elected twelve Directors, each for a term expiring at the Company’s 2020 annual meeting of shareholders;

•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2019; and

•	approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2019 Proxy Statement.

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes

Cheryl W. Grisé	772,435,928	26,343,624	645,106	65,057,213
Carlos M. Gutierrez	797,066,701	1,327,549	1,030,408	65,057,213
Gerald L. Hassell	793,627,699	5,124,007	672,952	65,057,213
David L. Herzog	788,942,578	9,802,086	679,994	65,057,213
R. Glenn Hubbard, Ph.D.	784,363,611	14,389,137	671,910	65,057,213
Edward J. Kelly, III	793,556,073	5,187,090	681,495	65,057,213
William E. Kennard	792,907,890	5,467,273	1,049,495	65,057,213
Michel A. Khalaf	797,514,725	1,230,768	679,165	65,057,213
James M. Kilts	769,811,235	28,943,069	670,354	65,057,213
Catherine R. Kinney	793,391,389	5,411,827	621,442	65,057,213
Diana McKenzie	797,625,335	1,161,422	637,901	65,057,213
Denise M. Morrison	793,659,416	5,146,129	619,113	65,057,213

	Votes For	Votes Against	Abstained	Broker Non-Votes

Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2019	832,760,124	31,017,872	703,875	0
Advisory vote to approve the compensation paid to the Company’s Named Executive Officers	760,650,196	37,527,993	1,246,469	65,057,213

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Jeannette N. Pina
Name:	Jeannette N. Pina
Title:	Vice President and Secretary
Date: June 19, 2019